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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               _________________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                               _________________


                          Date of Report: May 12, 2005
                 (Date of earliest event reported: May 8, 2005)


                            DUKE ENERGY CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

       North Carolina                   1-4928                   56-0205520
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


         526 South Church Street, Charlotte, North Carolina 28202-1904
          (Address of Principal Executive Offices, including Zip code)

                                 (704) 594-6200
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.        Entry into a Material Definitive Agreement.

         The information set forth under "Item 3.03 Material Modification to Rights of Security Holders" is incorporated herein by reference.


Item 3.03.        Material Modification to Rights of Security Holders.

         In connection with the previously announced Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 8, 2005, by and among Duke Energy Corporation, a North Carolina corporation ("Duke"), Cinergy Corp., a Delaware corporation ("Cinergy"), Deer Holding Corp., a Delaware corporation ("Holdco"), Deer Acquisition Corp., a North Carolina corporation ("Merger Sub A"), and Cougar Acquisition Corp., a Delaware corporation ("Merger Sub B"), Duke has executed an amendment (the "Amendment"), dated as of May 8, 2005, to the Rights Agreement between Duke and The Bank of New York, as rights agent, dated as of December 17, 1998 (the "Rights Agreement"), in order to make the Rights Agreement inapplicable to the Mergers (as defined in the Merger Agreement). The Amendment provides, among other matters, that (i) none of Holdco, Merger Sub A, Merger Sub B or Cinergy or any of its affiliates or associates will become an Acquiring Person (as defined in the Rights Agreement) as a result of their acquisition of common stock of Duke as a result of their approval, execution, delivery or performance of the Merger Agreement or the consummation of the Mergers or any other transaction contemplated by the Merger Agreement or the taking of any other action in furtherance thereof, (ii) none of a Stock Acquisition Date, a Triggering Event or a Distribution Date (each as defined in the Rights Agreement) shall occur by reason of the approval, execution, delivery or performance of the Merger Agreement, consummation of the Mergers or of any other transaction contemplated by the Merger Agreement or the taking of any other action in furtherance thereof, and (iii) no person shall be an Acquiring Person following the Effective Time (as defined in the Merger Agreement) and none of a Stock Acquisition Date, a Triggering Event or a Distribution Date shall occur after the Effective Time.

         The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 4.1 hereto and is incorporated into this report by reference.

                                     * * *

                  Additional Information and Where to Find It

         In connection with the proposed transaction, a registration statement of Deer Holding Corp., which will include a joint proxy statement of Duke and Cinergy, and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DUKE, CINERGY, DEER HOLDING CORP., AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and proxy statement (when available) as well as other filed documents containing information about Duke and Cinergy at http://www.sec.gov, the SEC's website. Free copies of Duke's SEC filings are also available on Duke's website at www.duke-energy.com/investors, and free copies of Cinergy's SEC filings are also available on Cinergy's website at www.cinergy.com/investors.

                        Participants in the Solicitation

         Duke, Cinergy and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Duke's or Cinergy's stockholders with respect to the proposed transaction. Information regarding the officers and directors of Duke is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on March 31, 2005. Information regarding the officers and directors of Cinergy is included in its definitive proxy statement for its 2005 Annual Meeting filed with the SEC on March 28, 2005. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the registration statement and proxy statement and other materials to be filed with the SEC in connection with the proposed transaction.

Item 9.01.        Financial Statements and Exhibits.

(c)      Exhibits.

         4.1 Amendment No. 1, dated as of May 8, 2005, to the Rights Agreement, dated as of December 17, 1998, between Duke and The Bank of New York, as rights agent.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         DUKE ENERGY CORPORATION


Date: May 12, 2005                       By: /s/  Edward M. Marsh, Jr.
                                             -------------------------
                                         Name:    Edward M. Marsh, Jr.
                                         Title:   Assistant Secretary


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                                 EXHIBIT INDEX

Exhibit        Description
-------        -----------

4.1 Amendment No. 1, dated as of May 8, 2005, to the Rights Agreement, dated as of December 17, 1998, between Duke and The Bank of New York, as rights agent.